Exhibit 10.85

FIFTH FORBEARANCE AGREEMENT

          This Fifth Forbearance Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made and entered into as of July 1, 2010 by and among Wave2Wave Communications, Inc., a Delaware corporation (“Borrower”), RNK, Inc., a Massachusetts corporation (“RNK”), Wave2Wave VOIP Communications, LLC, a Delaware limited liability company (“VOIP”), Wave2Wave Data Communications, LLC, a Delaware limited liability company (“Wave Data”), Wave2Wave Communications Mid-West Region, LLC, a Delaware limited liability company (“Wave Communications”), RNK VA, LLC, a Virginia limited liability company (“RNK VA”; RNK VA, together with Borrower, RNK, VOIP, Wave Data and Wave Communications are sometimes hereinafter referred to individually as a “Company” and collectively as the “Companies”), the financial institutions party hereto as “Lenders” (collectively, the “Lenders”) and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”).

WHEREAS:

          A. The Companies, the Lenders and the Agent are parties to that Financing Agreement dated as of September 8, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), pursuant to which the Lenders agreed to purchase up to $9,300,000 of senior secured notes of the Companies on the terms and subject to the conditions set forth in the Financing Agreement.

          B. The transactions contemplated by the Financing Agreement are evidenced, governed and secured by, among other things: (i) the Financing Agreement; (ii) the Senior Secured Term Note dated September 8, 2009 in the stated principal amount of $7,548,000 issued by Borrower to Victory Park Credit Opportunities, L.P. and the Senior Secured Term Note dated September 8, 2009 in the stated principal amount of $1,752,000 issued by Borrower to Victory Park Special Situations, L.P., which notes (together with all of the rights, title and interest thereunder) have been assigned to Victory Park Credit Opportunities Master Fund, Ltd. (together, the “Term Note”); (iii) the Security Agreement (as defined in the Financing Agreement); (iv) the Pledge Agreement (as defined in the Financing Agreement); (v) the Affiliate Subordination Agreements (as defined in the Financing Agreement) and (vi) certain UCC financing statements.

          C. On May 21, 2010, the Companies, Agent and Lenders entered into that certain Fourth Forbearance Agreement (the “Fourth Forbearance Agreement”) pursuant to which, among other things, the Agent and Lenders agreed to forbear from exercising rights and remedies available to them as a result of the “Existing Events of Default” (as defined in the Third Forbearance Agreement dated as of May 11, 2010 by and among Companies, Agent and Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Third Forbearance Agreement”)), including, without limitation, the Payment Maturity Default (as defined in the Third Forbearance Agreement).

          D. As of 5:00 pm (Chicago time) on June 11, 2010, (i) the Forbearance Period under and as defined in the Fourth Forbearance Agreement terminated and (ii) the Lenders and the Agent were permitted to exercise any and all of their respective rights and remedies under the Transaction Documents and applicable law.

          E. The Companies have requested that the Lenders and the Agent agree to continue to forbear from exercising certain of their rights and remedies against the Companies with respect to the Existing Events of Default (as hereinafter defined) during the Forbearance Period (as hereinafter defined).

          F. Subject to the terms and conditions set forth herein, the Lenders and the Agent have agreed to accommodate such request.

          G. This Agreement constitutes one of the Transaction Documents (as defined in the Financing Agreement).

          H. The obligations owed by the Companies to the Lenders and the Agent under this Agreement (as well as the other Transaction Documents) are secured pursuant to the Security Agreement and the other Security Documents, and by the collateral and security interests described therein, and reference is made thereto for a statement of terms and provisions of such collateral security, a description of Collateral and the rights of the Agent and the Lenders in respect thereof. The Lenders and the Agent each constitute one of the “Secured Parties” under the Security Agreement.

          NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Recitals. The recitals set forth above constitute an integral part of this Agreement, evidencing the intent of the parties in executing this Agreement, and describing the circumstances surrounding this execution. Accordingly, such recitals are, by express reference, hereby acknowledged and agreed among the parties and made a part of this Agreement, and this Agreement shall be construed in the light thereof.

          2. Definitions. Unless otherwise defined below or elsewhere in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Financing Agreement. As used herein, the following terms shall have the respective meanings set forth below:

                    (a) “Claims” means claims, actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or any other claims whatsoever (including, without limitation, cross-claims, counterclaims, rights of set-off and recoupment).

                    (b) “Existing Events of Default” means, collectively, the Third Forbearance Events of Default under and as defined in the Third Forbearance Agreement.

                    (c) “Forbearance Default” means (i) the occurrence of any Event of Default other than the Existing Events of Defaults; (ii) the failure of any Company to timely comply with any term, condition or covenant set forth in this Agreement (including, without limitation, the failure of the Companies to make any payment required to be made pursuant to Section 4 hereof on or prior to the dates specified in Section 4 hereof); (iii) the failure of any representation or warranty made by any Company under or in connection with this Agreement to be true and complete as of the date when made, or any other breach of any such representation or warranty; (iv) the occurrence of any of the following: (x) any Company repudiates or asserts a defense against all or any portion of the Obligations or (y) any Company makes or pursues a claim against Agent, any Lender or any Releasee; (v) any occurrence, event or change in facts or circumstances occurring on or after the Forbearance Effective Date that would reasonably be likely to have a Material Adverse Effect; or (vi) the occurrence of any Subordinated Creditor Action (as defined in Section 19 hereof). The parties hereby agree that, notwithstanding any provision in the Transaction Documents, there shall be no cure period for any Forbearance Default.

                    (d) “Forbearance Effective Date” means, subject to satisfaction of the conditions set forth in Section 4 hereof, the date hereof.

                    (e) “Forbearance Period” means the period beginning on the Forbearance Effective Date and ending on the earlier to occur of (i) the termination of the Forbearance Period as a result of any Forbearance Default, (ii) the termination of the Forbearance Period following notice to the Companies by the Agent of the Agent’s dissatisfaction with any material action taken by the Chief Strategic Officer or the Strategic Advisor, as the case may be, which if capable of being corrected or remedied has not been corrected or remedied promptly after notice thereof from the Agent or (iii) 5:00 p.m. (Chicago time) on August 16, 2010.

                    (f) “Releasees” means the Lenders, the Agent and their respective affiliates, affiliated and/or managed funds, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, principals, managers, investment managers, members, agents, attorneys and other representatives of each of the foregoing in their capacities as such.

                    (g) “Releasors” means each Company and its respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns.

          3. Confirmation of Obligations and Acknowledged Events of Default.

                    (a) Each Company acknowledges and agrees that, as of the date of this Agreement, the aggregate principal balance of the outstanding obligations under the Term Note is $9,300,000. The foregoing amounts do not include interest, fees (including, without limitation, outstanding forbearance fees) expenses or other amounts that are chargeable or otherwise reimbursable under the Transaction Documents. All of the obligations, including those set forth above, are valid and outstanding, and the Companies have no rights of offset, defenses, claims or counterclaims with respect to any of the obligations under the Transaction Documents.

                    (b) Each Company acknowledges and agrees that, except for the Existing Events of Default, no other Events of Default have occurred or are continuing to occur as of the date of this Agreement, or are expected to occur during the Forbearance Period.

          4. Payments.

                    (a) Companies hereby consent and agree to pay to Agent in cash (in the amounts and on the dates set forth in clause (b) below) an aggregate amount of $1,300,000, consisting of (a) $827,700 in accrued, unpaid and prepaid interest through and including August 16, 2010 (pro rata among all Lenders) (the “Interest Payment”), (b) $125,000 (which equals that portion of the Forbearance Fee (as defined in the Fourth Forbearance Agreement) that is earned, accrued and unpaid as of the date hereof (the “Forbearance Fee”), (c) $15,000 in Maintenance Fees for the months of June, July and August 2010 (the “Management Fee”), (d) a deposit in the amount of $150,000 which may be used by Agent to pay costs and expenses hereafter arising (the “Expense Deposit”)and (e) $182,300 to be applied to reduce the principal balance of the Term Note (the “Principal Payment”). At the time of repayment in full in cash of all Obligations, if any portion of the Expense Deposit has been paid pursuant to the terms hereof and not been used to pay costs and expenses of the Agent and the Lenders, such unutilized portion shall be applied to reduce the outstanding Obligations.

                    (b) The amounts set forth above shall be paid as follows:

                              (i) A payment in the amount of $250,000 shall be made on July 1, 2010, which amount shall be used to pay the Forbearance Fee in full, the Management Fee in full and a portion of the Expense Deposit in the amount of $110,000 (and each of the parties hereby agree that this Agreement shall not become effective until such amounts have been paid in cash);

                              (ii) A payment in the amount of $350,000 shall be made on or prior to July 15, 2010, which amount shall be used to pay the remaining portion of the Expense Deposit until paid in full and a portion of the Interest Payment;

                              (iii) A payment in the amount of $350,000 shall be made on or prior to July 30, 2010, which amount shall be used to pay a portion of the Interest Payment; and

                              (iv) A payment in the amount of $350,000 shall be made on or prior to August 16, 2010, which amount shall be used to pay the remaining portion of the Interest Payment until paid in full and the Principal Payment in full.

          5. Forbearance; Forbearance Default Rights and Remedies.

                    (a) Effective on the Forbearance Effective Date, each of the Lenders and the Agent agrees that until the expiration or termination of the Forbearance Period, it will forbear from exercising its default-related rights and remedies against any Company or the Collateral solely with respect to the Existing Events of Defaults, including acceleration and foreclosure; provided that (i) neither any Lender nor the Agent shall have any obligation to make any further loans or other extensions of credit to any Company; (ii) each Company shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Transaction Documents during the continuance of any Event of Default; (iii) nothing herein shall restrict, impair or otherwise affect the Lenders’ or the Agent’s rights and remedies under any agreements containing subordination provisions (including, without limitation, the Affiliate Subordination Agreements) in favor of the Lenders or the Agent (including, without limitation, any rights or remedies available to the Lenders or the Agent as a result of the occurrence or continuation of any Existing Event of Default) or amend or modify any provision thereof; and (iv) nothing herein shall restrict, impair or otherwise affect the Agent’s right to file, record, publish or deliver a notice of default or document of similar effect under any state foreclosure law upon the expiration or termination of the Forbearance Period. Any Forbearance Default shall constitute an immediate Event of Default under this Agreement and the Transaction Documents without the requirement of any demand, presentment, protest or notice of any kind to any Company (all of which each Company waives).

                    (b) Upon the occurrence of a Forbearance Default or the expiration of the Forbearance Period, the agreement of the Lenders and the Agent hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind to any Company (all of which each Company waives). Each Company agrees that the Lenders and the Agent may at any time thereafter proceed to exercise any and all of their respective rights and remedies under the Transaction Documents or applicable law, including, without limitation, their respective rights and remedies with respect to the Existing Events of Default. Without limiting the generality of the foregoing, upon the occurrence of a Forbearance Default or the expiration of the Forbearance Period, each Lender and the Agent may, in their sole discretion and without the requirement of any demand, presentment, protest or notice of any kind to any Company (all of which each Company waives): (i) suspend or terminate any commitment to provide loans or other extensions of credit under any Transaction Document; (ii) commence any legal or other action to collect any or all of the obligations under the Transaction Documents from any Company; (iii) foreclose or otherwise realize on any or all of the Collateral; (iv) set off or apply to the payment of any or all of the obligations under the Transaction Documents any property belonging to any Company that is held by a Lender or the Agent; and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any Transaction Document or applicable law, all of which rights and remedies are fully reserved by the Lenders and the Agent.

                    (c) Any agreement by the Lenders and the Agent to extend the Forbearance Period or to waive a Forbearance Default must be set forth in writing and signed by a duly authorized signatory of each Lender and the Agent. The Lenders and the Agent are not obligated to extend the Forbearance Period or waive a Forbearance Default, and may decide to do so (or not do so) in their sole discretion. Each Company acknowledges that the Lenders and the Agent have not made any assurances concerning any extension of the Forbearance Period or waiver of any Forbearance Default.

                    (d) The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that any Lender or the Agent may be entitled to take or bring in order to enforce its rights and remedies against any Company is, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

                    (e) Each Company acknowledges and agrees that any loan or other financial accommodation which any Lender or the Agent makes on or after the Forbearance Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section 7 hereof and the other covenants, agreements, representations and warranties of the Companies hereunder.

          6. Supplemental Terms, Conditions and Covenants. The parties hereto agree to comply with the following terms, conditions and covenants, in each case notwithstanding any provision to the contrary set forth in any Transaction Document:

                    (a) Koch Employment Agreement. On or prior to July 2, 2010, the Credit Parties shall deliver to Agent evidence that the employment contract with Richard Koch has been extended for a period of 30 days following the Forbearance Effective Date pursuant to documentation in form and substance satisfactory to Agent in its sole discretion.

                    (b) Chief Strategic Officer. Without limiting any rights Agent or any Lender may have, at law or in equity or under any Transaction Document, on or prior to July 2, 2010, the Credit Parties shall appoint Richard Koch as an officer of the company (in such capacity, the “Chief Strategic Officer”), who shall report to the Strategic Advisor and who shall have (i) full authority to direct, manage, perform, control, implement and make all decisions with respect to the Companies’ financial, operational and managerial affairs, cost restructurings, personnel management, asset management and disposition, accounting function, bank and commercial relationship management, and all other aspects of the business, in each case, in such manner as the Chief Strategic Officer deems necessary or appropriate; provided that the Strategic Advisor shall consult with members of senior management of the Borrower, including the Borrower’s Chief Financial Officer and Andrew Bressman as needed and (ii) such other duties and responsibilities as are determined by the Strategic Advisor; provided that, the Chief Strategic Officer shall not have the authority to dismiss the Borrower’s Chief Financial Officer or Andrew Bressman..

                    (c) Chief Strategic Officer Recommendations. On or prior to July 14, 2010, the Credit Parties shall deliver to Agent (after consultation with Borrowers’ Chief Financial Officer and Andrew Bressman) a written report from the Chief Strategic Officer which shall be in form and substance satisfactory to Agent and shall, in any event, set forth (i) the Chief Strategic Officer’s detailed recommendations for monetizing the value of the Companies and their assets and (ii) the Chief Strategic Officer’s detailed recommendations for implementing cost cutting strategies and head count reductions including, without limitation, those certain strategies and reductions previously identified to Agent.

                    (d) Strategic Advisor. Without limiting any rights Agent or any Lender may have, at law or in equity or under any Transaction Document, on or prior to July 7, 2010, the Credit Parties shall hire and thereafter retain a strategic advisor or similar Person acceptable to the Agent on terms and conditions reasonably acceptable to Agent and the Companies (the “Strategic Advisor”).

                    (e) Cash Management. Each Credit Party hereby agrees that during the Forbearance Period, with respect to all deposit accounts, securities accounts and other accounts owned and controlled by any Credit Party, the only Persons permitted to write checks or otherwise withdraw (or direct the withdrawal of) cash from such accounts shall be the Chief Strategic Officer (in his capacity as such) and the Strategic Advisor.

                    (f) Cash Flow Sweep. On the Forbearance Effective Date and on each day thereafter during the Forbearance Period, the Credit Parties shall pay to Agent in cash in immediately available funds an amount equal to the sum of (i) (a) available cash in all deposit accounts, securities accounts and all other accounts owned by Wave (including, without limitation, account numbers 10021929954, 10021929962, 10021929970, 10021929988, 10021929996, 10021930002 and 10021930028 maintained at Sovereign Bank), less (b) $250,000 and (ii) available cash in all deposit accounts, securities accounts and all other accounts owned by RNK (including, without limitation, account number 1255222603 maintained at Citibank, N.A. and account numbers 60600020030, 63904953971, 63904953989, 63904953997, 63904956909, 63904954003, 75860032277 and 75860038779 maintained at Sovereign Bank), less (b) $1,000,000; provided however, such amounts shall be reduced by all payments made pursuant to Section 4 of this Agreement. All amounts paid pursuant to this clause (d) shall be applied to fees, expenses, interest and principal due and owing under the Transaction Documents (pro rata among the Lenders). Notwithstanding the foregoing, if Chief Strategic Officer determines in its good faith (and upon consultation with Agent) that making the foregoing payments would cause material harm to the business of the Companies, then, such payments shall not be required.

                    (g) Collateral Report. On June 30, 2010, the Credit Parties shall deliver a report to Agent setting forth (in such detail and otherwise in form and substance satisfactory to Agent): (i) a separate detailed aging of Borrowers’ accounts receivable and accounts payable and (ii) a description and valuation of all tangible Collateral, in each case, accompanied by such supporting documentation as Agent shall request.

                    (h) Monthly Reporting. Notwithstanding the provisions set forth in Section 8.2(a) of the Financing Agreement to the contrary, the Credit Parties agree that all financial deliveries described in such Section shall be delivered within ten (10) days following the end of each month.

                    (i) Blocked Accounts. Upon Agent’s receipt of a fully executed copy of this Agreement and the cash payment described in Section 4(b)(i) hereof, Agent agrees to rescind the blocked account notices distributed to Sovereign Bank and Citibank, N.A. on or prior to the date hereof.

          7. Cooperation and Access. Each Company shall at reasonable times and with prior reasonable notice during normal business hours permit Agent to visit and inspect any of the properties of the Companies, to examine the data, books, files and records of the Companies (including personnel files) and to make copies thereof and extracts therefrom, to discuss the affairs, finances and accounts of the Companies, to be advised as to the same by their respective officers and advisors and to conduct examinations and verifications. In furtherance of the foregoing, each Company authorizes its officers, directors, management team and advisors to discuss with, and otherwise provide documents and information to, the Agent, Lenders and their respective advisors from time to time as reasonably requested by Agent regarding the Collateral, the sale processes described herein and/or the Companies’ financial affairs, finances, financial condition, business and operations. Each Company hereby waives and releases any such officer, director, employee and advisor from the operation and provisions of any confidentiality agreement with such Company such that such person or entity is not prohibited from providing any of the foregoing information to Agent or Lenders in accordance with this subsection. From and after the date hereof, each Company irrevocably authorize, and shall cause their investment bankers, their financial advisors, consultants, accountants and other advisors (collectively, the “Advisors”) to, upon reasonable prior notice from Agent, consult with, and respond to the inquiries of, the Agent, Lenders and their respective representatives concerning any and all matters relating to the affairs, finances and businesses of the Companies, the assets and capital stock of the Companies, any aspect of the marketing and sale of the Business and/or assets and the Advisors’ activities related thereto (including, without limitation, communications outside the presence of any representatives of any Company). Notwithstanding the foregoing, no Person shall be obligated by this subsection to disclose information protected by the attorney-client, attorney work product or other privileges unless required under applicable law and all information disclosed under this subsection shall be subject to the confidentiality provisions set forth in the Financing Agreement.

          8. General Release; Indemnity.

                    (a) IN CONSIDERATION OF, AMONG OTHER THINGS, THE LENDERS’ AND THE AGENT’S EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE RELEASORS HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST ANY RELEASEE AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS THAT SUCH RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE FORBEARANCE EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE TRANSACTION DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH; OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE COMPANIES, ON THE ONE HAND, AND THE LENDERS AND/OR THE AGENT, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE DOCUMENTS, TRANSACTIONS, ACTIONS OR OMISSIONS REFERENCED IN CLAUSE (I) HEREOF. THE EXECUTION OF THIS AGREEMENT BY EACH COMPANY SHALL CONSTITUTE A RATIFICATION, ADOPTION, AND CONFIRMATION BY SUCH PARTY OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST THE RELEASEES WHICH ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE EXECUTION OF THIS AGREEMENT. IN ENTERING INTO THIS AGREEMENT, EACH COMPANY CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND

EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY HEREOF. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, ANY TRANSACTION DOCUMENT, AND PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS.

                    (b) EACH COMPANY HEREBY AGREES THAT IT SHALL BE JOINTLY AND SEVERALLY OBLIGATED TO INDEMNIFY AND HOLD THE RELEASEES HARMLESS WITH RESPECT TO ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER INCURRED BY THE RELEASEES, OR ANY OF THEM, WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL, AS A RESULT OF OR ARISING FROM OR RELATING TO ANY PROCEEDING BY, OR ON BEHALF OF ANY PERSON, INCLUDING, WITHOUT LIMITATION, THE RESPECTIVE OFFICERS, DIRECTORS, AGENTS, TRUSTEES, CREDITORS, PARTNERS OR SHAREHOLDERS OF ANY COMPANY, OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, WHETHER THREATENED OR INITIATED, IN RESPECT OF ANY CLAIM FOR LEGAL OR EQUITABLE REMEDY UNDER ANY STATUTE, REGULATION OR COMMON LAW PRINCIPLE ARISING FROM OR IN CONNECTION WITH THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION AND ENFORCEMENT OF THE TRANSACTION DOCUMENTS, THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH; PROVIDED, THAT NO COMPANY SHALL HAVE ANY OBLIGATION TO INDEMNIFY OR HOLD HARMLESS ANY RELEASEE HEREUNDER WITH RESPECT TO LIABILITIES TO THE EXTENT THEY RESULT FROM THE WILLFUL MISCONDUCT OF THAT RELEASEE AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH COMPANY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION THEREOF WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. THE FOREGOING INDEMNITY SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, ANY TRANSACTION DOCUMENT, AND THE PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS.

                    (c) EACH COMPANY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASEE THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASEE ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY ANY COMPANY PURSUANT TO SECTION 8 HEREOF. IF ANY COMPANY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, EACH COMPANY, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASEE MAY SUSTAIN AS A

RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY ANY RELEASEE AS A RESULT OF SUCH VIOLATION.

          9. Representations and Warranties of the Companies. To induce each Lender and the Agent to execute and deliver this Agreement, each Company represents, warrants and covenants that:

                    (a) The execution, delivery and performance by each Company of this Agreement and all documents and instruments delivered in connection herewith have been duly authorized by all necessary corporate action required on its part, and this Agreement and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Company enforceable against such Company in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                    (b) Except with respect to the Existing Events of Default, each of the representations and warranties set forth in the Transaction Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date, and each of the agreements and covenants in the Transaction Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.

                    (c) Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Company’s corporate charter, bylaws, operating agreement or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) any mortgage, deed of trust, lease, agreement or other instrument to which any Company is a party, or by which any Company or its property is bound.

                    (d) As of the date of this Agreement, except for the Existing Events of Default, no Event of Default has occurred or is continuing under this Agreement or any other Transaction Document.

                    (e) The Agent’s and the Lender’s security interests in the Collateral continue to be valid, binding and enforceable first-priority security interests which secure the obligations under the Transaction Documents and no tax or judgment liens are currently on record against any Company.

                    (f) Except with respect to the Existing Events of Default, any misrepresentation of a Company, or any failure of a Company to comply with the covenants, conditions and agreements contained in any agreement, document or instrument executed or delivered by any Company with, to or in favor of any Company shall constitute a Forbearance Default hereunder and an immediate Event of Default under the Financing Agreement.

                    (g) The recitals in this Agreement are true and correct.

          10. Ratification of Liability. Each Company, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the Financing Agreement, the Term Note and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Agreement or any Transaction Document. Each Company further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Agreement or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.

          11. Reference to and Effect Upon the Transaction Documents.

                    (a) Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the Lenders and the Agent and all of the obligations under the Transaction Documents, shall remain in full force and effect. Each Company hereby confirms that the Transaction Documents are in full force and effect, and that no Company has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Transaction Document or the Companies’ obligations thereunder.

                    (b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement and any consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to continue to defer any enforcement action after the occurrence of any Event of Default (including, without limitation, any Forbearance Default); (ii) constitute a consent or waiver of any past, present or future violations of any provisions of this Agreement and the Transaction Documents; (iii) amend, modify or operate as a waiver of any provision of any Transaction Document or any right, power or remedy of any Lender or the Agent; (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction; or (v) constitute a course of dealing or other basis for altering any obligations under the Transaction Documents or any other contract or instrument. Except as expressly set forth herein, each Lender and the Agent reserve all of their rights, powers, and remedies under the Transaction Documents and applicable law. All of the provisions of the Transaction Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.

                    (c) From and after the Forbearance Effective Date, (i) the term “Agreement” in the Financing Agreement, and all references to the Financing Agreement in any Transaction Document shall mean the Financing Agreement, as amended by this Agreement, and (ii) the term “Transaction Documents” defined in the Financing Agreement shall include, without limitation, this Agreement and any agreements, instruments and other documents executed or delivered in connection herewith.

                    (d) Neither any Lender nor the Agent has waived, is by this Agreement waiving, or has any intention of waiving (regardless of any delay in exercising such rights and remedies), any Event of Default or Forbearance Default which may be continuing on the date hereof or any Event of Default (including, without limitation, any Third Forbearance Event of Default) or Forbearance Default which may occur after the date hereof (whether the same or similar to the Existing Events of Defaults or otherwise). Neither any Lender nor the Agent has agreed to forbear with respect to any of its rights or remedies concerning any Event of Default or Forbearance Default (other than, during the Forbearance Period, the Existing Events of Default solely to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof, or which may occur after the date hereof.

                    (e) Each Company agrees and acknowledges that the Lenders’ and the Agent’s agreement to forbear from exercising certain of their default-related rights and remedies with respect to the Existing Events of Default during the Forbearance Period does not in any manner whatsoever limit the Lenders’ or the Agent’s right to insist upon strict compliance by the Companies with this Agreement or any Transaction Document during the Forbearance Period, except as expressly set forth herein.

                    (f) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Transaction Documents.

          12. Costs and Expenses. In addition to, and not in lieu of, the terms of the Transaction Documents relating to the reimbursement of the Lenders’ and the Agent’s fees and expenses, the Companies shall reimburse (without duplication of any fees and expenses paid with the proceeds of the Forbearance Fee) each Lender and the Agent, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Agreement and any other agreements and documents executed or delivered in connection with this Agreement.

          13. Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Chicago, Illinois, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          14. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.

          16. Agent and Lenders are Creditors Only. Neither for purposes of this Agreement nor otherwise has either any Lender or the Agent agreed or consented to be an agent, principal, participant, joint venturer, partner, instrumentality or alter ego of any of the Companies. Neither any Lender nor the Agent is, or shall be deemed to be, in control of any of the Companies, its respective operations or properties, nor is any Lender or the Agent acting as a “responsible person” with respect to the operation and management of any of the Companies or its respective properties.

          17. Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          18. Time of Essence. Time is of the essence in the performance of each of the obligations of the Companies hereunder and with respect to all conditions to be satisfied by such parties.

          19. No Other Creditor Action. The Lenders’ and the Agent’s agreement to forbear hereunder are expressly conditioned upon (i) the holders of the Affiliate Notes refraining from taking any Enforcement Action (as defined in each of the Affiliate Subordination Agreements) and (ii) all other creditors of the Companies (including, without limitation, trade creditors and subordinated secured and unsecured creditors) having a valid claim in excess of $100,000 refraining from accelerating such claim or otherwise taking any action against any Company or the Collateral to collect the full amount of its claim (including, without limitation, acceleration of indebtedness) during the Forbearance Period to collect its claim. In the event that any such creditor takes any such action (any such action, a “Subordinated Creditor Action”), the Forbearance Period shall immediately terminate, without notice or demand. Subject to the limitations set forth in Section 6(b) hereof, the Companies may continue to make payments to such creditors in the ordinary course of business during the Forbearance Period.

          20. Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          21. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          22. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Financing Agreement.

          23. Reserved.

          24. Waivers by the Companies. EACH COMPANY HEREBY WAIVES (A) IF THIS AGREEMENT IS FOUND NOT TO BE SUBJECT TO ARBITRATION, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY TRANSACTION DOCUMENTS, THE OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS OR THE COLLATERAL; (B) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY THE LENDER OR THE AGENT ON WHICH ANY COMPANY MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER THE LENDER OR THE AGENT MAY DO IN THIS REGARD; (C) NOTICE (INCLUDING ALL NOTICES REQUIRED UNDER THE UCC) PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER OR THE AGENT TO EXERCISE ANY OF THEIR RESPECTIVE RIGHTS AND REMEDIES; (D) THE RIGHT TO NOTIFICATION OF DISPOSITION OF COLLATERAL UNDER SECTION 9-611 OF THE UCC (AND EACH COMPANY AGREES THAT IT HAS AUTHORIZED SUCH WAIVER IN ACCORDANCE WITH SECTION 9-624 OF THE UCC); (E) ALL RIGHTS TO REDEEM COLLATERAL UNDER SECTION 9-623 OF THE UCC (AND EACH COMPANY AGREES THAT IT HAS THE AUTHORIZED SUCH WAIVER IN ACCORDANCE WITH SECTION 9-624 OF THE UCC), (F) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; (G) ANY

RIGHT ANY COMPANY MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS TO REQUIRE THE LENDER OR THE AGENT TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL OR IN ANY OTHER PROPERTY OF ANY COMPANY UNTIL TERMINATION OF THE FINANCING AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY THE COMPANIES, AND BY ANY PERSON WHO PROVIDES FUNDS TO THE COMPANIES WHICH ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS, OF AN AGREEMENT INDEMNIFYING THE LENDERS AND THE AGENT FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY SUCH PARTY FROM THE COMPANIES, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 7 OF THIS AGREEMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (H) NOTICE OF ACCEPTANCE HEREOF, AND THE COMPANIES EACH ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO THE AGENT’S AND LENDERS’ ENTERING INTO THIS AGREEMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH THE COMPANIES. EACH OF THE COMPANIES WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          25. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each of the Companies, the Lenders, the Agent and their respective successors and assigns; provided that no Company shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Agent in its sole discretion. No Person other than the parties hereto (and in the case of Section 7 hereof, the Releasees) shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section 7 hereof) are hereby expressly disclaimed.

          26. Final Agreement. This Agreement sets forth in full the terms of agreement between the parties hereto with respect to the forbearance, and is intended to be the full, complete, and exclusive contract governing those matters, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. No term of this Agreement may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Lenders or the Agent’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto that are inconsistent with the terms of this Agreement.

          27. Savings Clause. In no contingency or event shall the interest rate or fees charged pursuant to the terms of this Agreement or any other Transaction Document exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Holders have received interest and/or fees hereunder or any other Transaction Document in excess of the highest applicable rate, the amount of such excess interest or fees shall be applied against the principal amount then outstanding under the Notes to the extent permitted by applicable law, and any excess interest or fees remaining after such application shall be refunded promptly to the Borrower.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

COMPANIES:

WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation

By: /s/ Eric Mann
Name: Eric Mann
Title: Chief Financial Officer

RNK, INC., a Massachusetts corporation

By: /s/ Eric Mann
Name: Eric Mann
Title: Treasurer

WAVE2WAVE VOIP COMMUNICATIONS, LLC, a Delaware limited liability company

By: /s/ Eric Mann
Name: Eric Mann
Title: Chief Financial Officer

WAVE2WAVE DATA COMMUNICATIONS, LLC, a Delaware limited liability company

By: /s/ Eric Mann
Name: Eric Mann
Title: Chief Financial Officer

WAVE2WAVE COMMUNICATIONS MID- WEST REGION, LLC, a Delaware limited liability company

By: /s/ Eric Mann
Name: Eric Mann
Title: Chief Financial Officer

RNK VA, LLC, a Virginia limited liability company

By: /s/ Eric Mann
Name: Eric Mann
Title: Treasurer

AGENT:

VICTORY PARK MANAGEMENT, LLC

By: /s/ Matthew Ray
Name: Matthew Ray
Title: Manager

LENDERS:

VICTORY PARK CREDIT OPPORTUNITIES MASTER FUND, LTD.

By: Victory Park Capital Advisors, LLC
Its: Investment Manager

By: /s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: General Counsel